Exhibit 10.18.7

EXECUTION

AMENDMENT NO. 7

TO MASTER REPURCHASE AGREEMENT

Amendment No. 7 to Master Repurchase Agreement, dated as of June 28, 2019 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and Quicken Loans Inc. (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Exhibit A to the Existing Master Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order, respectively:

CRA Aggregation Mortgage Loan: An Agency Eligible Mortgage Loan or Government Mortgage Loan that is intended to be sold to an Approved Investor, other than an Agency, for purposes of such Approved Investor, at its sole discretion, seeking credits for the Community

Reinvestment Act (“CRA”) (1977) (12 U.S.C. 2901-Regulations 12 CFR parts 25, 228, 345, and 195).

Jumbo Aggregation Mortgage Loan: Unless defined otherwise in the Transactions Terms Letter, a first lien mortgage loan or Cooperative Loan that (i) Seller is aggregating for purposes of consummating a securitization transaction, and (ii) meets the transaction requirements set forth on Schedule 1 attached to the Transactions Terms Letter.

SECTION 2. Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts each of which shall constitute one and the same instrument, and each party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

QUICKEN LOANS INC., as Seller

By:	/s/ Julie Booth
Name: Julie Booth
Title: Chief Financial Officer

Signature Page to Amendment No. 7 to Master Repurchase Agreement (BANA/Quicken)